UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities exchange act of 1934

Date of Report (Date of earliest event reported): January 16, 2007

FLUSHING FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-24272	11-3209278
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1979 MARCUS AVENUE, SUITE E140 LAKE SUCCESS, NEW YORK	11042
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (718) 961-5400

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Certain Compensatory Arrangements of Certain Officers.

On January 16, 2007, Robert L. Callicutt, Senior Vice President of Flushing Financial Corporation (the "Company"), indicated his intention to resign, effective February 2, 2007, subject to completion of a severance arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2007

FLUSHING FINANCIAL CORPORATION

By:	/s/ Anna M. Piacentini
	Name:	Anna M. Piacentini
	Title:	Senior Vice President